UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of SACO I Trust 2005-6 Mortgage-Backed Certificates, Series 2005-6, which was made on November 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 5.06 of the Pooling and Servicing Agreement for the distribution on November 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 28, 2005
SACO I TRUST
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Administrator:
Leigh Gordon 312.904.4839
leigh.gordon@abnamro.com
Analyst:
David Ratner 714.259.6251
david.ratner@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SACO0506
SACO0506_200511_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Aug-05
26-Sep-05
25-Sep-35
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities I LLC
Underwriter: Bear Stearns & Co. Inc./Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10.639800%
4.037500%
4.193750%
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
SACO I TRUST
Mortgage Pass-Through Certificates
Series 2005-6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
214
Bond Payments
Statement Date:
ABN AMRO Acct: 722952.1
909.835388920
38.335610546
0.000000000
871.499778374
3.390463662
4.4837500000%
0.00
0.00
0.000000000
4.3275000000%
0.000000000
785778HD6
A
290,535,000.00
11,137,836.61
0.00
253,201,188.11
985,048.36
264,339,024.72
1000.000000000
0.000000000
0.000000000
1000.000000000
3.984791809
4.7837500000%
0.00
0.00
0.000000000
4.6275000000%
0.000000000
785778HE4
M-1
27,835,000.00
0.00
0.00
27,835,000.00
110,916.68
27,835,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.079514358
4.8937500000%
0.00
0.00
0.000000000
4.7375000000%
0.000000000
785778HF1
M-2
9,472,000.00
0.00
0.00
9,472,000.00
38,641.16
9,472,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.122569911
4.9437500000%
0.00
0.00
0.000000000
4.7875000000%
0.000000000
785778HG9
M-3
7,152,000.00
0.00
0.00
7,152,000.00
29,484.62
7,152,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.165624371
4.9937500000%
0.00
0.00
0.000000000
4.8375000000%
0.000000000
785778HH7
M-4
6,959,000.00
0.00
0.00
6,959,000.00
28,988.58
6,959,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.294792206
5.1437500000%
0.00
0.00
0.000000000
4.9875000000%
0.000000000
785778HJ3
M-5
5,799,000.00
0.00
0.00
5,799,000.00
24,905.50
5,799,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.768402587
5.6937500000%
0.00
0.00
0.000000000
5.5375000000%
0.000000000
785778HK0
B-1
6,185,000.00
0.00
0.00
6,185,000.00
29,492.57
6,185,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.198957421
6.1937500000%
0.00
0.00
0.000000000
6.0375000000%
0.000000000
785778HL8
B-2
5,026,000.00
0.00
0.00
5,026,000.00
26,129.96
5,026,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.543403751
6.5937500000%
0.00
0.00
0.000000000
6.4375000000%
0.000000000
785778HM6
B-3
4,639,000.00
0.00
0.00
4,639,000.00
25,715.85
4,639,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
8.1937500000%
0.00
0.00
0.000000000
8.0375000000%
0.000000000
785778HN4
B-4
7,539,000.00
0.00
0.00
7,539,000.00
52,178.78
7,539,000.00
932.238851135
0.000000000
0.000000000
903.429592184
4.455554631
0.00
98,306.18
0.254279919
N/A
0.000000000
N
785778HP9
C
386,606,147.31
0.00
0.00
349,271,434.00
1,722,544.81
360,409,270.61
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778HQ7
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778HR5
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778HS3
R-3
0.00
0.00
0.00
0.00
0.00
0.00
22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10.639800%
4.037500%
4.193750%
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
SACO I TRUST
Mortgage Pass-Through Certificates
Series 2005-6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
214
Bond Payments
Statement Date:
ABN AMRO Acct: 722952.1
Total P&I Payment
0.00
98,306.18
371,141,000.00
344,945,024.72
14,211,883.48
Total
333,807,188.11
11,137,836.61
0.00
3,074,046.87
22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

SACO I TRUST
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Available Interest
3,139,950.25
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
156,114.12
111,568.30
10,870,154.19
0.00
0.00
0.00
14,281,541.12
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
360,409,270.61
156,114.12
10,981,722.49
0.00
0.00
0.00
349,271,434.00
7,321
172
0
0
7,149
137,427.31
Overcollateralization Increase Amt
Trigger Event
No
0.00
11,137,836.61
Overcollateralization Amt
15,464,245.89
Less OC Increase Amount
Remittance Interest
0.00
3,139,950.25
10,981,722.49
Interest Due Trust
3,143,704.51
Total Fees
141,181.58
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Rolling 3-Month Delinquency
%
0.70
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
0.00
0.00
Trustee Fees
3,754.26
Total Reimbursement Amt

22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

SACO I TRUST
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
A
Act/360
31
985,048.36
0.00
985,048.36
985,048.36
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-1
Act/360
31
110,916.68
0.00
110,916.68
110,916.68
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-2
Act/360
31
38,641.16
0.00
38,641.16
38,641.16
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-3
Act/360
31
29,484.62
0.00
29,484.62
29,484.62
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-4
Act/360
31
28,988.58
0.00
28,988.58
28,988.58
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-5
Act/360
31
24,905.50
0.00
24,905.50
24,905.50
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
B-1
Act/360
31
29,492.57
0.00
29,492.57
29,492.57
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
B-2
Act/360
31
26,129.96
0.00
26,129.96
26,129.96
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
B-3
Act/360
31
25,715.85
0.00
25,715.85
25,715.85
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
B-4
Act/360
31
52,178.78
0.00
52,178.78
52,178.78
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
C
30/360
30
1,624,238.63
0.00
1,722,544.81
1,722,544.81
0.00
0.00
0.00
2,975,740.69
0.00
0.00
0.00
0.00
0.00
3,074,046.87
3,074,046.87
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

SACO I TRUST
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
4.00
1.00
A
NA
NA
9/25/2035
253,201,188.11
0.00
0.00
264,339,024.72
290,535,000.00
156,114.12
0.00
0.00
0.00
10,981,722.49
M-1
NA
NA
9/25/2035
27,835,000.00
0.00
0.00
27,835,000.00
27,835,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
9/25/2035
9,472,000.00
0.00
0.00
9,472,000.00
9,472,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
9/25/2035
7,152,000.00
0.00
0.00
7,152,000.00
7,152,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
9/25/2035
6,959,000.00
0.00
0.00
6,959,000.00
6,959,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
9/25/2035
5,799,000.00
0.00
0.00
5,799,000.00
5,799,000.00
0.00
0.00
0.00
0.00
0.00
B-1
NA
NA
9/25/2035
6,185,000.00
0.00
0.00
6,185,000.00
6,185,000.00
0.00
0.00
0.00
0.00
0.00
B-2
NA
NA
9/25/2035
5,026,000.00
0.00
0.00
5,026,000.00
5,026,000.00
0.00
0.00
0.00
0.00
0.00
B-3
NA
NA
9/25/2035
4,639,000.00
0.00
0.00
4,639,000.00
4,639,000.00
0.00
0.00
0.00
0.00
0.00
B-4
NA
NA
9/25/2035
7,539,000.00
0.00
0.00
7,539,000.00
7,539,000.00
0.00
0.00
0.00
0.00
0.00
C
NA
NA
9/25/2035
349,271,434.00
0.00
0.00
360,409,270.61
386,606,147.31
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
156,114.12
0.00
10,981,722.49
0.00
371,141,000.00
333,807,188.11
344,945,024.72
22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

SACO I TRUST
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
98,306.18
98,306.18
Total Excess Allocated to the Bonds
98,306.18
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
98,306.18
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

SACO I TRUST
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
65,903.38
0.00
0.00

22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

SACO I TRUST
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
1.45%
1.30%
0.66%
0.69%
20
0.28%
1,062,823
0.30%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
104
4,542,764
47
2,399,458
0
0
0
0
6,978
341,266,388
97.61%
97.71%
1.48%
1.62%
0.37%
0.39%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
108
5,833,435
27
1,392,949
0
0
0
0
7,186
353,182,888
98.16%
97.99%
0.90%
0.95%
0.01%
0.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
67
3,503,572
1
73,901
0
0
0
0
7,403
366,831,336
99.09%
99.03%

22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

SACO I TRUST
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Nov-05
0
0
0
0
1
26,960
3
170,957
0
0
69,851
1
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.01%
0.01% 0.04%
0.05% 0.01%
0.02%
0.00%
0.00%
0.49%
0.42%
0
0
35
1,465,466
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
1
62,200
1
69,851
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.01%
0.02% 0.01%
0.02% 0.00%
0.00%
0.00%
0.00%
0.18%
0.16%
0
0
13
590,864
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.09%
0
0
7
348,385
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

SACO I TRUST
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722952.1
Series 2005-6
25-Nov-05
7,149
92.74%
349,271,434
90.34%
2.35%
3.02%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
214
343
10.64%
10.13%
37
98,306
172
10,870,154
25-Oct-05
7,321
94.97%
360,409,271
93.22%
2.01%
2.61%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
214
344
10.65%
10.13%
29
63,293
150
9,658,515
26-Sep-05
7,471
96.91%
370,408,809
95.81%
3.09%
4.11%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
215
345
10.66%
10.15%
13
35,985
238
15,882,868
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

SACO I TRUST
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Mortgage Pass-Through Certificates
Series 2005-6
ABN AMRO Acct: 722952.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
22-Nov-2005 - 11:16 (X519-X533) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..